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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934


                                  June 6, 2000
                Date of report (Date of earliest event reported)



                                  CV REIT, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                     1-8073                  59-0950354
(State or other jurisdiction     Commission             (I.R.S. Employer
     of incorporation)           File Number         Identification Number)


             100 Century Boulevard, West Palm Beach, Florida 33417
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    (Address of principal executive offices)                     (Zip Code)

    Registrant's telephone number, including area code      (561) 640-3155



          (Former name or former address, if changed since last report)







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ITEM 5.  Other Events.

         On June 6, 2000 the shareholders of CV Reit, Inc., a Delaware corporation (the "Company") voted to approve the Plan of Reorganization and Merger dated as of December 10, 1999, as amended, providing for the combination of the businesses of the Company and Kranzco Realty Trust into Kramont Realty Trust, a Maryland real estate investment trust. The Company issued a press release announcing the shareholder action.

ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)      Exhibits.

         99.1     Press Release, dated June 6, 2000.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CV REIT, INC.



Date:  June 7, 2000            By:  /s/ Louis P. Meshon, Sr.
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                                    Louis P. Meshon, Sr.
                                    President and Chief Executive Officer









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